Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of September 29, 2009, by and among Threshold Pharmaceuticals, Inc., a Delaware corporation with headquarters located at 1300 Seaport Boulevard, Redwood City, CA 94063 (the “Company”), and each investor identified on the signature pages hereto (individually, an “Investor” and collectively, the “Investors”).

BACKGROUND

A. The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act.

B. Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of the common stock, par value $0.001 per share, of the Company (the “Common Stock”), set forth on such Investor’s signature page to this Agreement for a price per share equal to $1.86 (the “Per Share Price”), which price shall be equal to the consolidated closing bid price of the Common Stock for the Trading Day immediately preceding the execution of this Agreement plus $0.05 per share (the shares of Common Stock purchasable under this Agreement shall collectively be referred to herein as the “Shares”), for an aggregate purchase price of $1.91 (the “Purchase Price”) and (ii) warrants, in substantially the form attached hereto as Exhibit A (the “Warrants”), to acquire 0.40 additional shares of Common Stock for each Share purchased by such Investor as set forth on such Investor’s signature page to this Agreement (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants issued to the Investors, collectively, the “Warrant Shares”).

C. The Shares, the Warrants and the Warrant Shares issued or issuable pursuant to this Agreement are collectively referred to herein as the “Securities.”

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Additional Registration Statement” has the meaning set forth in Section 6.1(a).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Agents” has the meaning set forth in Section 3.1(l).

“Agreement” has the meaning set forth in the Preamble.

“Bloomberg” means Bloomberg Financial Markets.

“Business Day” means any day other than Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” shall mean the third Business Day following the execution of this Agreement, or such other time as shall be mutually agreed to by the Company and each Investor, but in any event not prior to the date that the conditions for closing set forth below have been satisfied or waived by the appropriate parties.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Morrison & Foerster LLP, counsel to the Company.

“Common Stock” has the meaning set forth in the Preamble.

“Contingent Obligation” has the meaning set forth in Section 3.1(aa).

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

“Disclosure Materials” has the meaning set forth in Section 3.1(g).

“Effective Date” means the date that the Registration Statement is first declared effective by the SEC.

“Effectiveness Period” has the meaning set forth in Section 6.1(b).

“8-K Filing” has the meaning set forth in Section 4.5.

“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board.

“Environmental Laws” has the meaning set forth in Section 3.1(dd).

“Evaluation Date” has the meaning set forth in Section 3.1(x).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Events” has the meaning set forth in Section 6.1(d).

“Excluded Investors” means the Agents and their Affiliates.

“Filing Date” means the date that is thirty (30) days after the Closing or, with respect to an Additional Registration Statement, the tenth day after such day that represents the first opportunity that the SEC allows the Additional Registration Statement to be filed without the shares registered thereunder being deemed a primary offering.

“GAAP” has the meaning set forth in Section 3.1(g).

“Hazardous Materials” has the meaning set forth in Section 3.1(dd).

“Indebtedness” has the meaning set forth in Section 3.1(aa).

“Indemnified Party” has the meaning set forth in Section 6.4(c).

“Indemnifying Party” has the meaning set forth in Section 6.4(c).

“Initial Registration Statement” means the initial registration statement filed by the Company pursuant to Article VI of this Agreement.

“Insolvent” has the meaning set forth in Section 3.1(h).

“Intellectual Property Rights” has the meaning set forth in Section 3.1(t).

“Investor” has the meaning set forth in the Preamble.

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.

“Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries taken as a whole on a consolidated basis or (ii) a material and adverse impairment of the Company’s ability to perform its obligations under any of the Transaction Documents; provided, that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect: (i) a change in the market price or trading volume of the Common Stock; (ii) the negotiation (including activities relating to due diligence), execution, delivery, public announcement or pendency of this Agreement or any of the transactions contemplated herein or any actions specifically contemplated hereby; (iii) conditions affecting the pharmaceutical industry as a whole or the U.S. economy or financial markets in general; and (iv) any acts of God, calamities, acts of war or terrorism, or national or international political or social conditions.

“Material Permits” has the meaning set forth in Section 3.1(v).

“Options” means any outstanding rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Per Share Price” shall have the meaning set forth in the preamble.

“Person” has the meaning set forth in Section 3.1(aa).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, a partial proceeding, such as a deposition), whether commenced or threatened in writing.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Price” shall have the meaning set forth in the preamble.

“Registrable Securities” means the Shares and the Warrant Shares issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, that with respect to a particular Investor, such Investor’s Securities shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such securities sold by the Investor shall cease to be Registrable Securities); or (B) the Securities becoming eligible for resale by the Investor under Rule 144 without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions.

“Registration Payments” has the meaning set forth in Section 6.1(d).

“Registration Statement” means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Regulation D” has the meaning set forth in the Preamble.

“Required Effectiveness Date” means, with respect to the Initial Registration Statement, (i) if the Initial Registration Statement does not become subject to review by the SEC, ninety (90) days after the Closing Date or, if the Initial Registration Statement becomes subject to review by the SEC, one hundred twenty (120) days after the filing of the Initial Registration Statement. In addition to the foregoing, “Required Effectiveness Date” means, with respect to any Additional Registration Statement, five (5) Trading Days after the Company receives notification from the SEC that the Additional Registration Statement will not become subject to review or, if the Additional Registration Statement becomes subject to review by the SEC, one hundred twenty (120) days after the filing thereof.

“Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the SEC pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” has the meaning set forth in the Preamble.

“SEC Reports” has the meaning set forth in Section 3.1(g).

“Securities” has the meaning set forth in the Preamble.

“Securities Act” has the meaning set forth in the Preamble.

“Shares” has the meaning set forth in the Preamble.

“Short Sales” has the meaning set forth in Section 3.2(i).

“Subsidiaries” or “Subsidiary” means the direct or indirect subsidiaries of the Company.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed or quoted on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that if the Common Stock is not listed or quoted as set forth in (i), (ii) or (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” on any date means the NASDAQ Capital Market or whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction” has the meaning set forth in Section 3.2(i).

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Warrants, the Transfer Agent Instructions and any confidentiality agreement entered into between the Company and any Investor.

“Transfer Agent” means Mellon Investor Services LLC, located at 525 Market Street, Suite 3500, San Francisco, California 94105, or any successor transfer agent for the Company.

“Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit E, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

“Warrants” has the meaning set forth in the Preamble.

“Warrant Shares” has the meaning set forth in the Preamble.

ARTICLE II

PURCHASE AND SALE

2.1 Closing. Subject to the terms and conditions of this Agreement, on the Closing Date, each Investor shall severally, and not jointly, purchase, and the Company shall sell and issue to each Investor, the Shares and the Warrants in the respective amounts set forth on such Investor’s signature page to this Agreement in exchange for a payment by such Investor of the Per Share Price multiplied by the number of Shares set forth on such Investor’s signature page to this Agreement. The date and time of the Closing shall be 11:00 a.m., New York City time, on the Closing Date, or such later date agreed to between the Company and the holders of a majority in interest of the Shares. The Closing shall take place at the offices of the Company’s Counsel.

2.2 Closing Deliveries.

(a) At or prior to the Closing, as the case may be, the Company shall effect, deliver or cause to be delivered to each Investor the following:

(i) a copy of the Company’s irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing such number of Shares set forth on such Investor’s signature page to this Agreement, registered in the name of such Investor;

(ii) a Warrant, issued in the name of such Investor, pursuant to which such Investor shall have the right to acquire such number of Warrant Shares set forth on such Investor’s signature page to this Agreement;

(iii) a legal opinion of Company Counsel, in the form of Exhibit C, executed by such counsel and delivered to the Investors;

(iv) a certificate of the Secretary of the Company, dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the certificate of incorporation, as amended and by-laws of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company; and

(v) a certificate of the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Section 5.1(a) and 5.1(b).

(b) At the Closing, each Investor shall deliver or cause to be delivered to the Company an amount representing such Investor’s share of the Purchase Price for the Shares and Warrants as set forth on the signature pages to this Agreement in United States dollars (the number of Shares to be purchased by such Investor multiplied by the Per Share Price) and in immediately available funds, by wire transfer to an account designated in writing to such Investor by the Company for such purpose.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as follows (which representations and warranties shall be deemed to apply, where appropriate, to any Subsidiary of the Company):

(a) Subsidiaries. The Company owns or controls, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien, and all issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights; and the Company owns or controls, directly or indirectly, only the following corporations, partnerships, limited liability partnerships, limited liability companies, associations or other entities: THLD Enterprises (UK), Limited, a United Kingdom limited liability company.

(b) Organization and Qualification. The Company and each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(c) Authorization; Enforcement. The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including, assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or any Subsidiary are bound or affected, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

(e) Securities. The Securities (including the Warrant Shares) shall be duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investors). The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon exercise of the Warrants.

(f) Capitalization. The authorized capital stock of the Company consists of (a) 50,000,000 shares of Common Stock, of which, as of September 28, 2009, 15,231,362 shares were outstanding and (b) 2,000,000 shares of Preferred Stock, $0.001 par value, none of which shares are currently outstanding. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance in all material respects with all applicable securities laws. Except as a result of the purchase and sale of the Shares and Warrants that may be issued pursuant to this Agreement and, except as described in the SEC Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to shares of capital stock of the Company, or, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of its capital stock or rights convertible or exchangeable into shares of its capital stock. Except for the adjustment of the exercise price of the outstanding warrants issued by the Company in a private placement in 2008, the issuance and sale of the Securities will not result in a right of any holder of outstanding securities of the Company to adjust the exercise, conversion, exchange or reset price under any outstanding securities. To the knowledge of the Company, except as disclosed in the SEC Reports and any Schedules 13D or 13G filed with the SEC pursuant to Rule 13d-1 of the Exchange Act by reporting persons, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding shares of any class of the capital stock of the Company.

(g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve (12) months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension and has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof. Such reports required to be filed by the Company under the Exchange Act during the two (2) years preceding the date of this Agreement, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act during the two (2) years preceding the date of this Agreement, whether or not any such reports were required being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials.” As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing) by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing). Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present the consolidated financial position of the Company and its Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

(h) Material Changes; Undisclosed Events, Liabilities or Developments; Solvency. Since June 30, 2009, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or changed its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, except for the repurchase of shares of Common Stock from employees, consultants or service providers in connection with the termination of services pursuant to agreements with the Company providing for such repurchase right, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to Company stock-based plans in existence as of the date of this Agreement. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not, as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be, Insolvent. For purposes of this Section 3.1(h), “Insolvent” means (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has an unreasonably small amount of capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(i) Absence of Litigation. Except as disclosed in the SEC Reports, as of the date hereof, there is no action, suit, claim, or Proceeding, or, to the Company’s knowledge, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any of their respective properties or assets that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(j) Compliance. (i) Neither the Company nor any Subsidiary is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), the default under of violation of which would reasonably be expected to have a Material Adverse Effect, (ii) neither the Company nor any Subsidiary is in violation of any order of any court, arbitrator, or governmental body which would reasonably be expected to have a Material Adverse Effect, and (iii) neither the Company nor any Subsidiary is or has been in violation of any statute, rule or regulation of any governmental authority, the violation of which would reasonably be expected to have a Material Adverse Effect.

(k) Title to Assets. Neither the Company nor any Subsidiary owns real property. The Company and each Subsidiary has good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens that would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. Any real property and facilities held under lease by the Company or any Subsidiary, as applicable, is held by it under valid, subsisting and enforceable leases of which the Company and each Subsidiary is in material compliance.

(l) No General Solicitation; Placement Agents’ Fees. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company acknowledges that is has engaged Reedland Capital Partners, an Institutional Division of Financial West Group, and MTS Investment Advisors, Inc. as its placement agents (collectively, the “Agents”) in connection with the sale of the Securities. Other than the Agents, the Company has not engaged any other placement agent or other agent in connection with the sale of the Securities and the Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the Securities pursuant to this Agreement.

(m) Private Placement; Investment Company; U.S. Real Property Holding Corporation; NASDAQ Compliance. Neither the Company nor, to the Company’s knowledge, any of its Affiliates or, any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six (6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby. The Company is not required to be registered as, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company is not required to be registered as a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the NASDAQ Capital Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the NASDAQ Capital Market, nor has the Company received any notification that the SEC, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or NASDAQ is contemplating terminating such registration or listing, except to the extent that the Company has resolved the issues raised in any such notification. The Company is in compliance with all applicable listing and maintenance requirements of NASDAQ. Subject to the truth and correctness of the information provided by the Investors to the Company in Exhibits B-1, B-2 and B-3 pursuant to this Agreement, the issuance and sale of the Shares and the Warrants under this Agreement does not contravene the rules and regulations of NASDAQ, and no approval of the stockholders of the Company is required thereunder for the Company to issue and deliver the Shares and the Warrants to the Investors.

(n) Form S-3 Eligibility. Except to the extent that the SEC may deem the resale of Registrable Securities to be a primary offering by the Company, the Company is eligible to register the Registrable Securities for resale by the Investors using Form S-3 under the Securities Act.

(o) Listing and Maintenance Requirements. Except as disclosed in the SEC Reports, the Company has not, in the twelve (12) months preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(p) Registration Rights. Except as described in the SEC Reports as of the date hereof, the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not expired or been satisfied or waived.

(q) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Securities and the Investors’ ownership of the Securities.

(r) Disclosure. The Company confirms that neither it nor, to its knowledge, any of its officers, directors or Affiliates, has provided any of the Investors (other than Excluded Investors or those certain investors who signed a confidentiality agreement with the Company) or their agents or counsel with any information that constitutes or might constitute material, nonpublic information (other than the existence and terms of the issuance of Securities, as contemplated by this Agreement). The Company understands and confirms that each of the Investors (other than Excluded Investors or those certain investors who signed a confidentiality agreement with the Company) will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided by the Company to the Investors regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement furnished by or on behalf of the Company, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s knowledge, except for the transactions contemplated by this Agreement, no event or circumstance has occurred or information exists with respect to the Company or any Subsidiary or their businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Investor (other than an Excluded Investor) makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those set forth in the Transaction Documents.

(s) Acknowledgment Regarding Investors’ Purchase of Securities. Based upon the assumption that the transactions contemplated by this Agreement are consummated in all material respects in conformity with the Transaction Documents, the Company acknowledges and agrees that each of the Investors (other than Excluded Investors) is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Investor (other than an Excluded Investor) is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor (other than an Excluded Investor) or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investors’ purchase of the Securities. The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its advisors and representatives.

(t) Patents and Trademarks. As of the date hereof, the Company and each Subsidiary owns, or possesses adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights necessary to conduct their respective businesses as now conducted (“Intellectual Property Rights”), except as would not reasonably be expected to have a Material Adverse Effect. None of the Company’s or any Subsidiary’s Intellectual Property Rights have expired or terminated. As of the date hereof, the Company does not have any knowledge of any infringement by the Company or any Subsidiary of Intellectual Property Rights of others. Except as disclosed in the SEC Reports, as of the date hereof, there is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any Subsidiary regarding its Intellectual Property Rights.

(u) Insurance. The Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and locations in which the Company and each Subsidiary is engaged. The Company and each Subsidiary has not received any written notice that the Company will not be able to renew its existing insurance coverage as and when such coverage expires. The Company and each Subsidiary believes it will be able to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(v) Regulatory Permits. The Company and each Subsidiary possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted and described in the SEC Reports as of the date hereof (“Material Permits”), except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.

(w) Transactions With Affiliates and Employees. Except as set forth or incorporated by reference in the Company’s SEC Reports, as of the date hereof, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or to any presently contemplated transaction with the Company that would be required to be reported on Form 10-K by Item 13 thereof pursuant to Regulation S-K Item 404(a) (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the Company’s knowledge, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(x) Internal Accounting Controls. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or would reasonably be likely to materially affect, the Company’s internal control over financial reporting.

(y) Sarbanes-Oxley Act. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder, except where such noncompliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z) Foreign Corrupt Practices. Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political parties or campaigns from corporate funds; (iii) violated or is in violation in any material respect of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; (iv) made any false or fictitious entries in the books and records of the Company; or (v) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(aa) Indebtedness. Except as disclosed in the SEC Reports, as of the date hereof, neither the Company nor any Subsidiary: (i) has any outstanding Indebtedness (as defined below); (ii) is in violation of any term of or is in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and (iii) is a party to any contract, agreement or instrument relating to any Indebtedness. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

(bb) Employee Relations. Neither the Company nor any Subsidiary is a party to any collective bargaining agreement or employs any member of a union, and to the knowledge of the Company, no such agreement is imminent. The Company believes that its relations with its employees are as disclosed in the SEC Reports. Except as disclosed in the SEC Reports, as of the date hereof, no executive officer of the Company or any Subsidiary has notified the Company or any Subsidiary that such officer intends to leave the Company or a Subsidiary, as applicable, or otherwise terminate such officer’s employment with the Company or a Subsidiary, as applicable. To the knowledge of the Company, as of the date hereof, no executive officer of the Company or any Subsidiary is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters.

(cc) Labor Matters. The Company and each Subsidiary is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(dd) Environmental Laws. The Company and each Subsidiary (i) is in compliance with any and all applicable Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ee) Subsidiary Rights. The Company or its Subsidiaries have the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company.

(ff) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(gg) Shell Company. The Company is not, and was not in the past, an “ineligible issuer” (as defined in Rule 405 promulgated under the Securities Act).

(hh) Manipulation of Stock. Other than excepted activity under the Exchange Act or any action that is, directly or indirectly, in compliance with the U.S. securities laws, neither the Company, nor, to the Company’s knowledge, any of its officers, directors, employees or agents acting on behalf of the Company, has taken and will not take, directly or indirectly, any action that constituted, or any action designed to, or that might reasonably be expected to cause or result in or constitute, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or Warrant Shares or for any other purpose.

3.2 Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company as follows:

(a) Organization; Authority. If an entity, such Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. If an entity, the purchase by such Investor of the Securities hereunder has been duly authorized by all necessary corporate, partnership or other action on the part of such Investor. This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Public Sale or Distribution. Such Investor is (i) acquiring the Shares and the Warrants and (ii) upon exercise of the Warrants will acquire the Warrant Shares issuable upon exercise thereof, in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(c) Investor Status. At the time such Investor was offered the Securities, it was, at the date hereof it is, and on the date which it exercises any Warrants it will be an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Except as otherwise disclosed in writing to the Company on Exhibit B-2 (attached hereto) on or prior to the date of this Agreement, such Investor is not a broker-dealer registered under Section 15(a) of the Exchange Act, a member of FINRA or an entity engaged in the business of being a broker-dealer and such Investor is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA or an entity engaged in the business of being a broker-dealer.

(d) General Solicitation. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement.

(e) Experience of Such Investor. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of this investment in the Securities indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(f) Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information (other than material non-public information for those certain investors who did not enter into a confidentiality agreement with the Company) about the Company and each Subsidiary and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. Such Investor acknowledges access to or receipt of copies of the SEC Reports.

(g) No Governmental Review. Such Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(h) No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby will not, to the extent applicable: (i) result in a violation of the organizational documents of such Investor; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise materially adversely affect the ability of such Investor to consummate the transactions contemplated hereby.

(i) Prohibited Transactions; Confidentiality. Such Investor, directly or indirectly, has not, and no Person acting on behalf of or pursuant to any understanding with any Investor has, engaged in any purchases or sales in the securities, including derivatives, of the Company (including, without limitation, any Short Sales (a “Transaction”) involving any of the Company’s securities) since the time that such Investor was first contacted by the Company, the Agents or any other Person regarding an investment in the Company. Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Investor will engage, directly or indirectly, in any Transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

(j) Restricted Securities. The Investor understands that the Securities are “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(k) Legends. It is understood that, except as provided in Section 4.1(b) of this Agreement, certificates evidencing such Securities may bear the legend set forth in Section 4.1(b).

(l) No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Investor understands that the Agents have acted solely as agents of the Company in this placement of the Securities, and that the Agents make no representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Investor may have received in connection therewith. Such Investor acknowledges that he has not relied on any information or advice furnished by or on behalf of the Agents.

(m) Questionnaires. Such Investor shall have completed or caused to be completed and delivered to the Company upon the execution of this Agreement, the Questionnaires attached hereto as Exhibits B1-B3, and the answers to such Questionnaires are true and correct in all material respects as of the date of this Agreement and will be true and correct in all material respects as of the Closing Date and the effective date of the Registration Statement or any Additional Registration Statement, as the case may be; provided, that such Investor shall be entitled to update such information by providing notice thereof to the Company before the effective date of the Registration Statement or any Additional Registration Statement, as the case may be.

(n) Acknowledgment of Compliance. If such Investor was a party to that certain Securities Purchase Agreement between the Company and certain investors dated July 9, 2008, such Investor acknowledges and agrees that the Company has complied with its obligations under Section 4.7 thereof with respect to sale of Securities hereunder.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Each Investor hereby covenants that the Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, or pursuant to Rule 144, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, except to the extent that the Transfer Agent requests such legal opinion, any transfer of Securities by an Investor to an Affiliate of such Investor (including with respect to any Investor that is a partnership, to any general partner, limited partner or retired partner); provided, that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Securities.

(b) The Investors agree to the imprinting, until no longer required by this Section 4.1(b), of the following legend on any certificate evidencing any of the Securities:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company hereby covenants with each Investor to, no later than three (3) Trading Days following the delivery by the Investor to the Company of a legended certificate representing Shares or Warrant Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer), and either (i) an Investor’s Certificate of Subsequent Sale in the form of Exhibit F hereto, executed by an officer of, or other authorized person designated by, the Investor, and to the effect that the Shares or Warrant Shares have been sold in accordance with a Registration Statement or in a transaction exempt from the registration requirements of the Securities Act and any applicable state securities laws or (ii) an opinion of counsel reasonably satisfactory to the Company that the Shares or Warrant Shares, as the case may be, are freely transferable and that the legend is no longer required on such stock certificate, deliver or cause the Company’s transfer agent to deliver to the transferee of the Shares or Warrant Shares or to the Investor, as applicable, a new stock certificate representing such Shares or Warrant Shares, as the case may be, that is free from all restrictive and other legends. The Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1(b) may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1(b), that the Investor shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

(c) The Company will not object to and shall permit (except as prohibited by law) an Investor to pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement, and if required under the terms of such arrangement, the Company will not object to and shall permit (except as prohibited by law) such Investor to transfer pledged or secured Securities to the pledgees or secured parties. Except as required by law, such a pledge or transfer would not be subject to approval of the Company, no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith (but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Investor transferee of the pledge), and no notice shall be required of such pledge. Each Investor acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Investor and its pledgee or secured party. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder. Provided that the Company is in compliance with the terms of this Section 4.1(c), the Company’s indemnification obligations pursuant to Section 6.4 shall not extend to any Proceeding or Losses arising out of or related to this Section 4.1(c).

4.2 Furnishing of Information. Until the date that all Investors owning Shares, Warrants or Warrant Shares may sell all of them without volume restriction under Rule 144(b) of the Securities Act (or any successor provision) and without compliance with Rule 144(c) of the Securities Act (or any successor provision), the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144 such information as is required for the Investors to sell the Shares and Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of this Section 4.2.

4.3 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.4 Reservation of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations to issue such Securities under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations to issue such Securities under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

4.5 Securities Laws Disclosure; Publicity. The Company shall, at or before 9:00 a.m., New York time, on the first Trading Day following execution of this Agreement, issue a press release disclosing all material terms of the transactions contemplated hereby and shall file such press release as an exhibit to a Form 8-K. The Company shall reflect in such Form 8-K when so filed with the SEC such comments relating to such Investor as such Investor may reasonably propose. In the event such Form 8-K is not filed by the Company, the Investors shall each have the right to make a public disclosure, in the form of a press release, of the transactions contemplated hereby only upon the review and approval of such public disclosure by the Company, which such approval shall not be unreasonably withheld. Within four (4) Trading Days of the execution of this Agreement, the Company shall file a Current Report on Form 8-K with the SEC (the “8-K Filing”) describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K the Transaction Documents (including the schedules and the names, and addresses of the Investors and the amount(s) of Securities respectively purchased) and the form of Warrants, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Investors promptly after filing.

4.6 Use of Proceeds. The Company intends to use the net proceeds from the sale of the Securities for research and development, working capital and general corporate purposes. The Company also may use a portion of the net proceeds, currently intended for general corporate purposes, to acquire or invest in technologies, products or services that complement its business, although the Company has no present plans or commitments and is not currently engaged in any material negotiations with respect to these types of transactions.

4.7 Board of Directors. At the request of Federated Kaufman Fund (“Federated”), the Company shall take all necessary acts to have one designee (the “Board Member Designee”) of Federated nominated for election to the Company’s Board of Directors, in all cases subject to compliance with relevant NASDAQ rules and regulations and subject to the approval of such nominee by the Nominating and Governance Committee of the Board of Directors (the “Nominating Committee”). If the Nominating Committee does not approve any proposed Board Member Designee, Federated shall be entitled to propose another candidate who shall be reasonably acceptable to the Company and the Nominating Committee. The Company hereby agrees that Dr. Tom M. Brakel is currently an acceptable candidate to be the Board Member Designee if Federated should so designate him as the Board Member Designee. Subject to the terms and conditions of this Section 4.7, at Federated’s request, the Company shall use its commercially reasonable efforts, including preparation of proxy materials and solicitation of the Company’s stockholders, to have the Board Member Designee elected whenever its board seat comes up for election or for reelection at any regularly scheduled meeting of the Company’s stockholders. The Company’s obligations under this Section 4.7 with respect to the Board Member Designee shall terminate in their entirety if at any time (i) Federated beneficially owns less than 12.5% (15% if the Company’s Board of Directors has seven members) of the Company’s issued and outstanding Common Stock (including shares of Common Stock issuable upon exercise of Warrants held by Federated) or (ii) the Company’s obligations under this Section 4.7 become inconsistent with the rules, regulations and guidance of the NASDAQ, and in each such case, the Board Member Designee shall resign from the Board effective immediately. In the event that the Board Member Designee resigns in accordance with clause (ii) above, the Company acknowledges that Federated shall remain entitled to designate a board member if it is otherwise in compliance with this Section 4.7 and such right is consistent with the rules, regulations and guidance of NASDAQ.

ARTICLE V

CONDITIONS

5.1 Conditions Precedent to the Obligations of the Investors. The obligation of each Investor to acquire Securities at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date, other than with respect to representations and warranties of the Company which are qualified by materiality or by Material Adverse Effect, which shall be true and correct in all respects.

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing, other than with respect to covenants, agreements and conditions of the Company which are qualified by materiality or by Material Adverse Effect, which shall be complied with in all respects.

(c) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities at the Closing, all of which shall be and remain so long as necessary in full force and effect.

(d) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the SEC or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market.

(e) Absence of Litigation. No action, suit or proceeding by or before any court or any governmental body or authority, against the Company or any Subsidiary or pertaining to the transactions contemplated by this Agreement or their consummation, shall have been instituted on or before the Closing Date, which action, suit or proceeding would, if determined adversely, reasonably be expected to have a Material Adverse Effect on the ability of the Company to consummate the transactions contemplated hereby.

(f) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(g) Rights Agreement. The Company shall have amended that certain Preferred Shares Rights Agreement, dated as of August 8, 2006, by and between the Company and Mellon Investor Services LLC such that no Investor shall be deemed an Acquiring Person (as defined therein) solely due to the purchase of the Securities under this Agreement.

5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Securities at the Closing to any Investor is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions with respect to the Investor:

(a) Representations and Warranties. The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date, other than with respect to representations and warranties of the Investor which are qualified by materiality or by

Material Adverse Effect, which shall be true and correct in all respects (provided, that any representation made “as of the date hereof” shall be deemed, for purposes of this section, to be made as of the Closing Date).

(b) Performance. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investor at or prior to the Closing, other than with respect to covenants, agreements and conditions of the Investors which are qualified by materiality or by Material Adverse Effect, which shall be complied with in all respects.

(c) Investors Deliverables. Such Investor shall have delivered its share of the Purchase Price in accordance with Section 2.2(b).

ARTICLE VI

REGISTRATION RIGHTS

6.1 Registration Statement.

(a) As promptly as possible, and in any event on or prior to the applicable Filing Date, the Company shall prepare and file with the SEC the Initial Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415; provided, however, that if at any time the SEC takes the position that the offering of some or all of the Registrable Securities in the Initial Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 as a result of a characterization by the SEC of the transaction described by the Registration Statement as a primary offering by the Company, the Company shall use commercially reasonable efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 6.1(a)) the SEC refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415. Any Registrable Securities not able to be included in the Registration Statement shall reduce the number of Registrable Securities of each Investor covered by such Registration Statement on a pro-rata basis based on the number of Registrable Securities issued or issuable to each Investor, and the Company shall have no liability to any Investor pursuant to Section 6.1(d) or otherwise as a result of the filing of a Registration Statement covering less than all of the Registrable Securities under the circumstances described in this Section 6.1(a). As soon as practicable following such intervening period of time as shall be required by the SEC or SEC guidance prior to the filing thereof, the Company shall file one or more additional registration statements covering the resale of as many Cut Back Shares allowed by the SEC or SEC guidance to be so registered while maintaining the Company’s compliance with Rule 415 (each, an “Additional Registration Statement”); provided, that the Company shall not be required to file more than five (5) Additional Registration Statements under this Agreement. The Company shall use its commercially reasonable efforts to file each Additional Registration

Statement by the applicable Filing Date for such Additional Registration Statement and cause it to be declared effective by its Required Effectiveness Date. With regard to any such new Registration Statement, all of the provisions of this Section 6.1 shall again be applicable to the Cut Back Shares. The Company shall give the Investors prompt notice of the amount of Registrable Securities excluded from each Additional Registration Statement. Each Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act) and shall contain (except if otherwise directed by the Investors or requested by the SEC) the “Plan of Distribution” in substantially the form attached hereto as Exhibit D (except if otherwise required pursuant to written comments received from the SEC upon a review of such Registration Statement).

(b) The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the later of (i) the date that all Registrable Securities covered by such Registration Statement have been sold or can be sold without volume restriction under Rule 144 and (ii) three (3) years after the Closing (the “Effectiveness Period”); provided, that the Company shall not be obligated to keep a Registration Statement effective if all of the Registrable Securities registered thereunder have been sold.

(c) The Company shall notify the Investors in writing or by electronic mail promptly (and in any event within two (2) Trading Days) after receiving notification from the SEC that the Registration Statement has been declared effective.

(d) If any Registration Statement is not (i) filed on or prior to the applicable Filing Date or (ii) declared effective by its applicable Required Effectiveness Date, then on such Filing Date or Required Effectiveness Date, as applicable, and on every monthly anniversary thereof until the Registration Statement is filed or declared effective, as applicable, the Company shall pay to each Investor an amount in cash, as liquidated damages and not as a penalty, equal to one percent (1.0%) of (i) the number of Registrable Securities required to be registered under this Agreement for such Investor on such Registration Statement excluding any Cut Back Shares as of the date of calculation, multiplied by (ii) the Per Share Price; provided, however, that the total amount of payments pursuant to this Section 6.1(d) shall not exceed twelve percent (12%) of the aggregate purchase price of the Securities purchased by such Investor pursuant to this Agreement. The payments to which an Investor shall be entitled pursuant to this Section 6.1(d) are referred to herein as “Registration Payments.” Any Registration Payment payable pursuant to the terms hereof shall apply on a pro rated basis for any portion of a month prior to the cure of late effectiveness, and for any such period, such payment shall be made no later than the first business day of the calendar month next succeeding the last month during which such period occurs. In the event the Company fails to timely make a Registration Payment, such Registration Payment shall bear interest at the rate of two percent (2.0%) per month (pro rated for partial months) until paid in full.

(e) Notwithstanding anything in this Agreement to the contrary, the Company may, by written notice to the Investors, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Investors immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Board of Directors determines in good faith that (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time. Upon receipt of such notice, each Investor shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Investor is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used. In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company’s Board of Directors) the failure to require such suspension would be materially detrimental to the Company. The Company’s rights under this Section 6.1(e) may be exercised for a period of no more than thirty (30) Trading Days at a time (which may be consecutive) and not more than three (3) times in any twelve (12)-month period. Immediately after the end of any suspension period under this Section 6.1(e), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

(f) The Company shall not, from the date hereof until the Effective Date of the Initial Registration Statement, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than any registration statement or post-effective amendment to a registration statement (or supplement thereto) relating to the Company’s employee benefit plans registered on Form S-8.

(g) If any Filing Date or Required Effective Date occurs on a Saturday, Sunday or any other day on which the SEC is not open and/or the SEC’s EDGAR system is not accepting filings with the same filing date, the Company’s obligations relating to such dates, shall be postponed to the immediately succeeding day on which the SEC is open and/or the SEC’s EDGAR system is accepting filings with the same filing date.

6.2 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish via email to Federated copies of all such documents proposed to be filed, which documents (other than any document that is incorporated or deemed to be incorporated by reference therein) will be subject to the review of such Investors. The Company shall reflect in each such document when so filed with the SEC such comments regarding the Investors and the plan of distribution as Federated may reasonably and promptly propose no later than five (5) Trading Days after Federated has been so furnished with copies of such documents as aforesaid.

(b)(i) Subject to Section 6.1, prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause each related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within twelve (12) Trading Days (except to the extent that the Company reasonably requires additional time to respond to accounting comments), to any comments received from the SEC with respect to any Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Investors as promptly as reasonably possible, and (if requested by the Investors confirm such notice in writing or by e-mail no later than two (2) Trading Days thereafter) of any of the following events: (i) the SEC notifies the Company whether there will be a “review” of any Registration Statement; (ii) the SEC comments in writing on any Registration Statement; (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(e) If requested by an Investor, provide such Investor without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

(f) Promptly deliver to each Investor, without charge, as many copies of any Prospectus (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of each Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(g) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Shares and Warrant Shares to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to each Investor evidence of such listing; and (iv) except as a result of the Excluded Events, during the Effectiveness Period, maintain the listing of such Shares and Warrant Shares on each such Trading Market or another Eligible Market.

(h) Prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the selling Investors in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(i) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as any such Investors may reasonably request.

(j) Upon the occurrence of any event described in Section 6.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) Cooperate with any reasonable due diligence investigation undertaken by the Investors in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information; provided, that the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor requests in advance in writing to receive material, nonpublic information and agrees to keep such information confidential.

(l) Comply with all rules and regulations of the SEC applicable to the registration of the Securities.

(m) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of any particular Investor or to make any Registration Payments set forth in Section 6.1(d) to such Investor that such Investor furnish to the Company the information specified in Exhibits B-1, B-2 and B-3 hereto and such other information regarding itself, the Registrable Securities and other shares of Common Stock held by it and the intended method of disposition of the Registrable Securities held by it (if different from the Plan of Distribution set forth on Exhibit D hereto) as shall be reasonably required to effect the registration of such Registrable Securities and shall complete and execute such documents in connection with such registration as the Company may reasonably request.

(n) The Company shall comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

6.3 Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with Article VI of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market.

6.4 Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, the officers, directors, partners, members, agents and employees of each of them, each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, managers, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to (i) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any

Prospectus or any form of Company prospectus or in any amendment or supplement thereto or in any Company preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement, or (B) with respect to any prospectus, if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company to the Investor, and the Investor seeking indemnity hereunder was advised in writing not to use the incorrect prospectus prior to the use giving rise to Losses.

(b) Indemnification by Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company and its directors, officers, agents and employees to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Investor furnished to the Company by such Investor in writing expressly for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in such Registration Statement (it being understood that the information provided by the Investor to the Company in Exhibits B-1, B-2 and B-3 and the Plan of Distribution set forth on Exhibit D, as the same may be modified by such Investor constitutes information reviewed and expressly approved by such Investor in writing expressly for use in the Registration Statement), such Prospectus or such form of prospectus or in any amendment or supplement thereto. In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel reasonably satisfactory to the indemnifying party that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of separate counsel shall be at the expense of the Indemnifying Party). It shall be understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding (including separate Proceedings that have been or will be consolidated before a single judge) be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty (20) Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If the indemnification under Section 6.4(a) or 6.4(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.4(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

(e) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceed the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f) The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.5 Dispositions. Each Investor agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell its Registrable Securities in accordance with the Plan of Distribution set forth in the Prospectus. Each Investor further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(v), (vi) or (vii), such Investor will discontinue disposition of such Registrable Securities under the Registration Statement until such Investor is advised in writing by the Company that the use of the Prospectus, or amended Prospectus, as applicable, may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. Each Investor, severally and not jointly with the other Investors, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Investor will comply with the provisions of this subsection. Both the Company and the Transfer Agent, and their respective directors, officers, employees and agents, may rely on this subsection.

6.6 No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Investors in such capacity pursuant hereto and the Excluded Investors) may include securities of the Company in the Registration Statement (including any Additional Registration Statements) other than the Registrable Securities.

ARTICLE VII

MISCELLANEOUS

7.1 Termination. This Agreement may be terminated by the Company or, with respect to any Investor, by such Investor, by written notice to the other parties, if between the date hereof and the Closing: (A) the Company shall have breached any of its representations, warranties, covenants or obligations contained herein, which breach would result in the failure to satisfy any condition set forth in Section 5.1 at the time of the Closing and which the Company would be incapable of curing prior to the Closing Date, or (B) the Closing shall not have been consummated on or before October 16, 2009; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties). The Company and the Investor(s) may extend the termination of this Agreement by mutual written agreement.

7.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that, subject to and at the Closing, the Company shall reimburse Federated for all documented reasonable consulting, legal and other out of pockets expenses incurred by Federated in connection with its participation in the offering and in its due diligence efforts in connection therewith; provided, further, that such reimbursement shall not exceed $35,000.

7.3 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Investors such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

7.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

7.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Investors under Article VI may be given by Investors holding at least a majority of the Registrable Securities to which such waiver or consent relates.

7.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities; provided, (i) such transferor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Investors” and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and with all laws applicable thereto. Notwithstanding the foregoing, in the case of a partnership distribution by any Investor, the agreement described above may be evidenced by a unilateral instruction letter or similar notice provided by the Investor to each transferee referencing this Agreement and informing the transferee that, by accepting the distribution of the Securities, the transferee will be subject to the provisions and conditions specified in this Agreement if and to the extent that such Securities continue to be restricted securities in the hands of the transferee.

7.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Section directly against the parties with obligations thereunder.

7.9 Governing Law; Venue; Waiver of Jury Trial. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK

WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE. THE COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

7.10 Survival. The representations and warranties, agreements and covenants contained herein shall survive the Closing.

7.11 Execution. This Agreement may be executed in two (2) or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

7.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option owed to such Investor by the Company under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then, prior to the performance by the Company of the Company’s related obligation, such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

7.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

7.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

7.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or any Investor enforces or exercises its rights hereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

7.17 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

7.18 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Documents. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.

SIGNATURE PAGES TO FOLLOW

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

THRESHOLD PHARMACEUTICALS, INC.

By:
Name:
Title:

Address for Notice:

1300 Seaport Boulevard Redwood City, CA 94063 Tel: (650) 474-8200 Fax: (650) 474-2529 Attn: Joel A. Fernandes, Senior Director, Finance and Controller

With a copy to:

Morrison & Foerster LLP
755 Page Mill Road
Palo Alto, California 94304
Tel: (650) 813-5640
Fax: (650) 494-0792
Attn: Stephen B. Thau, Esq.

[Company Signature Page to Securities Purchase Agreement]

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of September __, 2009 (the “Purchase Agreement”) by and among Threshold Pharmaceuticals, Inc. and the Investors (as defined therein), as to the number of shares of Common Stock and Warrants set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Investor:

By:

Name:

Title:

Address:

Telephone No.:

Facsimile No.:

Email Address:

Number of Shares:

Number of Warrants:

Purchase Price: $

Delivery Instructions (if different than above):

c/o:

Address:

Telephone No.:

Facsimile No.:

Other Special Instructions:

[Investor Signature Page to Securities Purchase Agreement]

EXHIBITS

A	Form of Warrant

B	Instruction Sheet for Investors

C	Opinion of Company Corporate Counsel

D	Plan of Distribution

E	Company Transfer Agent Instructions

F	Certificate of Subsequent Sale

EXHIBIT A

FORM OF WARRANT

EXHIBIT B

INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Securities Purchase Agreement)

A.	Complete the following items in the Securities Purchase Agreement:

1.	Complete and execute the Investor Signature Page. The Agreement must be executed by an individual authorized to bind the Investor.

2.	Exhibit B-1 - Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire;

3.	Exhibit B-2 - Registration Statement Questionnaire:

Provide the information requested by the Registration Statement Questionnaire.

4.	Exhibit B-3 - Investor Certificate:

Provide the information requested by the Investor Certificate.

5.	Return, via facsimile, the signed Securities Purchase Agreement including the properly completed Exhibits B-1 through B-3, to:

Facsimile:	(212) 315-0077
E-mail:	matt@fwg.com
Telephone:	(917) 509-606
Attn:	Matt Geller

6.	After completing instruction number five (5) above, deliver the original signed Securities Purchase Agreement including the properly completed Exhibits B-1 through B-3 to:

Address:	Morrison & Foerster LLP
755 Page Mill Road
Palo Alto, California 94304
Attn: Lee Shepard

B.	Wiring Instructions:	Bank:
ABA No.:
Account Name:
Account No.:
FFC:
FFC:

EXHIBIT B-1

THRESHOLD PHARMACEUTICALS, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Securities are to be registered in (this is the name that will appear on the stock and warrant certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Investor of the Securities and the Registered Holder listed in response to item 1 above:

3.	The mailing address, telephone and telecopy number and email address of the Registered Holder listed in response to item 1 above:

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

-B-1-1-

EXHIBIT B-2

THRESHOLD PHARMACEUTICALS, INC.

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the Registration Statement, please provide us with the following information regarding the Investor.

1. Please state your organization’s name exactly as it should appear in the Registration Statement:

Except as set forth below, your organization does not hold any equity securities of the Company on behalf of another person or entity.

State any exceptions here:

If the Investor is not a natural person, please identify the natural person or persons who will have voting and investment control over the Securities owned by the Investor:

2. Address of your organization:

Telephone:

Fax:

Contact Person:

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates? (Include any relationships involving you or any of your affiliates, officers, directors, or principal equity holders (5% or more) that has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.)

                                   Yes                                 No

If yes, please indicate the nature of any such relationship below:

-B-2-1-

4. Are you the beneficial owner of any other securities of the Company? (Include any equity securities that you beneficially own or have a right to acquire within sixty (60) days after the date hereof, and as to which you have sole voting power, shared voting power, sole investment power or shared investment power.)

              Yes                                           No

If yes, please describe the nature and amount of such ownership as of a recent date.

5. Except as set forth below, you wish that all the shares of the Company’s common stock beneficially owned by you or that you have the right to acquire from the Company be offered for your account in the Registration Statement.

State any exceptions here:

6. Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company pursuant to the Registration Statement?

              Yes                                           No

If yes, please describe the nature and amount of such arrangements.

7. FINRA Matters

(a) State below whether (i) you or any associate or affiliate of yours are a member of the FINRA, a controlling shareholder of an FINRA member, a person associated with a member, a direct or indirect affiliate of a member, or an underwriter or related person with respect to the proposed offering; (ii) you or any associate or affiliate of yours owns any stock or other securities of any FINRA member not purchased in the open market; or (iii) you or any associate or affiliate of yours has made any outstanding subordinated loans to any FINRA member. If you are a general or limited partnership, a no answer asserts that no such relationship exists for you as well as for each of your general or limited partners.

              Yes                                           No

If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner:

If you answer “no” to Question 7(a), you need not respond to Question 7(b).

-B-2-2-

(b) State below whether you or any associate or affiliate of yours has been an underwriter, or a controlling person or member of any investment banking or brokerage firm which has been or might be an underwriter for securities of the Corporation or any affiliate thereof including, but not limited to, the common stock now being registered.

              Yes                                           No

If “yes,” please identify the FINRA member and describe your relationship, including, in the case of a general or limited partner, the name of the partner.

-B-2-3-

ACKNOWLEDGEMENT

The undersigned hereby agrees to notify the Company promptly of any changes in the foregoing information which should be made as a result of any developments, including the passage of time. The undersigned also agrees to provide the Company and the Company’s counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending, and supplementing of the Registration Statement (or any prospectus contained therein). The undersigned hereby consents to the use of all such information in the Registration Statement.

The undersigned understands and acknowledges that the Company will rely on the information set forth herein for purposes of the preparation and filing of the Registration Statement.

The undersigned understands that the undersigned may be subject to serious civil and criminal liabilities if the Registration Statement, when it becomes effective, either contains an untrue statement of a material fact or omits to state a material fact required to be stated in the Registration Statement or necessary to make the statements in the Registration Statement not misleading. The undersigned represents and warrants that all information it provides to the Company and its counsel is currently accurate and complete and will be accurate and complete at the time the Registration Statement becomes effective and at all times subsequent thereto, and agrees during the Effectiveness Period and any additional period in which the undersigned is making sales of Shares under and pursuant to the Registration Statement to notify the Company immediately of any misstatement of a material fact in the Registration Statement, and of the omission of any material fact necessary to make the statements contained therein not misleading.

Dated:

Name of Investor:

By:
Name:
Title:

-B-2-4-

EXHIBIT B-3

THRESHOLD PHARMACEUTICALS, INC.

CERTIFICATE FOR CORPORATION, PARTNERSHIP, LIMITED LIABILITY

COMPANY, TRUST, FOUNDATION AND JOINT INVESTORS

If the Investor is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Investor (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a) The Investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Investor and to take other actions with respect thereto.

(b) Indicate the form of entity of the undersigned:

         Limited Partnership

         General Partnership

         Limited Liability Company

         Corporation

         Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):

(Continue on a separate piece of paper, if necessary.)

         Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

(Continue on a separate piece of paper, if necessary.)

         Other form of organization (indicate form of organization (

).

-B-3-1-

(c) Indicate the approximate date the undersigned entity was formed:                     .

(d) In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

1. A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

3. An insurance company as defined in Section 2(13) of the Securities Act;

4. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

5. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

6. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

7. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

8. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

9. Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

10. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

-B-3-2-

11. An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

    (Continue on a separate piece of paper, if necessary.)

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

Dated:            , 2009

Name of Investor:

By:

Name:

Title:

-B-3-3-

EXHIBIT C

OPINION OF COMPANY COUNSEL

(a)	The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to conduct its business as presently conducted. The Company is duly qualified to do business as a foreign corporation in the State of California.

(b)	The Company has the corporate power and authority to execute and deliver, and to perform and observe the provisions of, the Documents, and to issue, sell and deliver the Shares and the Warrants.

(c)	The Documents have each been duly authorized, executed and delivered by the Company. The Documents constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

(d)	The Shares have been duly authorized. Upon payment and delivery in accordance with the Purchase Agreement, the Shares will be validly issued, fully paid and nonassessable. The shares of Common Stock underlying the Warrants (the “Warrant Shares”) have been duly authorized. Upon payment and delivery in accordance with the terms of the Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable.

(e)	Except with respect to the shares purchased in the private placement completed by the Company on August 28, 2008, no person is entitled to any pre-emptive right or right of first refusal with respect to the issuance of the Shares, Warrants or Warrant Shares pursuant to (i) the terms of the Company’s Certificate of Incorporation or By-laws, as in effect on the date of this opinion, (ii) the provisions of the Delaware General Corporation Law (the “DGCL”) or any New York law known to us or (iii) any agreement, contract or other arrangement identified as a material agreement of the Company filed as an exhibit (or incorporated by reference therein) in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (each a “Material Agreement”) filed by the Company with the Securities and Exchange Commission (the “SEC”).

(f)	The execution, delivery and performance of the Documents by the Company will not violate or result in a material breach of any of the terms of or constitute a material default under or (except as contemplated in the Documents) result in the creation of any lien, charge or encumbrance on any property or assets of the Company, pursuant to the terms of any Material Agreement. As to agreements which by their terms are or may be governed by the laws of a jurisdiction other than New York, we assume that such agreements are governed by the laws of New York for purposes of the opinion expressed in this paragraph. In addition, we exclude from the scope of such opinion any potential violation of financial covenants contained in such agreements.

(g)	The execution, delivery and performance of the Documents by the Company are not in violation of its certificate of incorporation or by-laws, (ii) do not violate any federal or New York law applicable to the Company, or the DGCL, and (iii) do not violate any judgment, injunction, order or decree disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed by the Company with the SEC.

(h)	No authorization, approval or consent of any court or governmental authority or agency is required in connection with the transactions contemplated by the Purchase Agreement, except such as may be required under federal and state securities or blue sky laws in connection with the offer and sale of the Shares and Warrants to the Investors.

(i)	Assuming that the representations and warranties of the Investors and the Company set forth in the Documents (including the questionnaires attached to the Purchase Agreement and completed by each of the Investors) are true and correct and subject to the timely filing by the Company of a Form D pursuant to Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the “Act”), the offer, sale and delivery to the Investors of the Shares, the Warrants and the Warrant Shares, in the manner contemplated by the Documents, are exempt from the registration requirements of the Act, it being understood that no opinion is expressed as to the subsequent resale of the Shares, the Warrants or the Warrant Shares.

(j)	The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

EXHIBIT D

PLAN OF DISTRIBUTION

The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 supplementing or amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed a supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 supplementing or amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders and any broker-dealers or agent that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agent and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.

EXHIBIT E

COMPANY TRANSFER AGENT INSTRUCTIONS

EXHIBIT F

CERTIFICATE OF SUBSEQUENT SALE

[Transfer Agent]

[Address]

Attention:

PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE

The undersigned, [an officer of, or other person duly authorized by]                                                                  1 hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on                                 2 in accordance with the terms of the Purchase Agreement and in accordance with Registration Statement                                 3 or otherwise in accordance with the Securities Act of 1933, as amended, and, in the case of a transfer pursuant to the Registration Statement, the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

Name of Purchaser(Individual or Institution):

Name of Individual representing Purchaser (if an Institution)

Title of Individual representing Purchaser (if an Institution):

Signature by:

Individual Purchaser or Individual representing Purchaser:

[1]	Fill in official name of individual or institution.
[2]	Fill in date.
[3]	Fill in the number of or otherwise identify Registration Statement